SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 15, 2005

                             ALAMOSA HOLDINGS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




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           Delaware                 0-32357                  75-2890997
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)          File Number)           Identification No.)
---------------------------- --------------------- -----------------------------



           5225 S. Loop 289, Lubbock, Texas                  79424
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       (Address of Principal Executive Offices)            (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)





      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01    Regulation FD Disclosure.

             On July 15, 2005, Alamosa Holdings, Inc. ("APCS") announced 2005 second quarter customer results. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             Exhibit Number              Description of Exhibit
             --------------              ----------------------
             99.1                        Press release issued July 15, 2005.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 15, 2005

                                         ALAMOSA HOLDINGS, INC.

                                         By: /s/ Kendall W. Cowan
                                             -----------------------------------
                                             Name: Kendall W. Cowan
                                             Title: Chief Financial Officer




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                                  EXHIBIT INDEX


     99.1          Press release dated July 15, 2005.